                                                                                                                              page 1

                                                       SERVICER'S CERTIFICATE
                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-3 Owner Trust
                                                    12/1/2004 through 12/31/2004

I. ORIGINAL DEAL PARAMETER INPUTS

     (A) Total Portfolio Balance                                                                          $1,869,360,595.49
     (B) Total Securities Balance                                                                         $1,869,360,595.49
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                      $450,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                   24.07%
         (iii) Class A-1 Notes Rate                                                                                1.11000%
         (iv) Class A-1 Notes Accrual Basis                                                                      Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                      $562,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                   30.06%
         (iii) Class A-2 Notes Rate                                                                                  1.520%
         (iv) Class A-2 Notes Accrual Basis                                                                          30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                      $387,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                   20.70%
         (iii) Class A-3 Notes Rate                                                                                  2.140%
         (iv) Class A-3 Notes Accrual Basis                                                                          30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                      $418,953,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                   22.41%
         (iii) Class A-4 Notes Rate                                                                                  2.770%
         (iv) Class A-4 Notes Accrual Basis                                                                          30/360
     (G) Certificates
         (i)   Certificates Balance                                                                          $51,407,595.49
         (ii)  Certificates Percentage (G(i)/B)                                                                       2.75%
         (iii) Certificates Rate                                                                                     2.770%
         (iv) Certificates Accrual Basis                                                                             30/360
     (H) Servicing Fee Rate                                                                                           1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                          4.29%
         (ii)  Weighted Average Original Maturity (WAOM)                                                              58.29 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                              51.42 months
         (iv) Number of Receivables                                                                                 120,351
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                             0.50%
         (ii)  Reserve Account Initial Deposit                                                                $9,346,802.98
         (iii) Specified Reserve Account Percentage                                                                   0.75%
         (iv) Specified Reserve Account Balance                                                              $14,020,204.47

     (K) Yield Supplement Account Deposit                                                                    $19,299,868.54

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     (A) Total Portfolio Balance                                                                          $1,042,997,205.93
     (B) Total Securities Balance                                                                         $1,042,997,205.93
     (C) Cumulative Note and Certificate Pool Factor                                                              0.5579433
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                                $0.00
         (ii)  Class A-1 Notes Pool Factor                                                                        0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                           $0.00
         (iv) Class A-1 Notes Principal Carryover Shortfall                                                           $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                      $198,349,214.65
         (ii)  Class A-2 Notes Pool Factor                                                                        0.3529345
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                           $0.00
         (iv) Class A-2 Notes Principal Carryover Shortfall                                                           $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                      $387,000,000.00
         (ii)  Class A-3 Notes Pool Factor                                                                        1.0000000
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                           $0.00
         (iv) Class A-3 Notes Principal Carryover Shortfall                                                           $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                      $418,953,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                        1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                           $0.00
         (iv) Class A-4 Notes Principal Carryover Shortfall                                                           $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                          $38,694,991.28
         (ii)  Certificates Pool Factor                                                                           0.7527096
         (iii) Certificates Interest Carryover Shortfall                                                              $0.00
         (iv) Certificates Principal Carryover Shortfall                                                              $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                                $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                               $14,020,204.47
         (ii)   Yield Supplement Account                                                                      $8,212,935.21
         (iii) Payahead Account                                                                                       $0.00
         (iv) Advances Outstanding                                                                              $730,080.36
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                          4.15%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                              36.19 months
         (iii) Number of Receivables                                                                                 95,164
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                       96.38%
         (ii)  Certificate Percentage                                                                                 3.62%

III. MONTHLY INPUTS FROM THE MAINFRAME

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                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-3 Owner Trust
                                                    12/1/2004 through 12/31/2004

     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                        $0.00
         (ii)  Prepayments in Full                                                                                    $0.00
         (iii) Prepayments in Full due to Repurchases                                                                 $0.00
     (B) Precomputed Contracts Collections                                                                            $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                       $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                         $29,897,646.54
         (ii)  Prepayments in Full                                                                           $14,631,715.06
         (iii) Repurchased Receivables Related to Principal                                                           $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                    $3,641,086.65
     (F) Payment Advance for Precomputes
         (i) Reimbursement of Previous Advances                                                                       $0.00
         (ii) Current Advance Amount                                                                                  $0.00
     (G) Interest Advance for simple Interest - Net                                                            ($62,913.59)
     (H) Payahead Account
         (i)  Payments Applied                                                                                        $0.00
         (ii) Additional Payaheads                                                                                    $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                          4.14%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                              35.24 months
         (iii) Remaining Number of Receivables                                                                       93,492

     (J) Delinquent Receivables                                  # Units                 Dollar Amount
                                                             ----------------      -------------------------
         (i)  31-60 Days Delinquent                          3,147      3.37%      $34,971,298.13     3.51%
         (ii)  61-90 Days Delinquent                           528      0.56%       $5,862,533.87     0.59%
         (ii) 91 Days or More Delinquent                       127      0.14%       $1,452,577.84     0.15%
     (K) Vehicles Repossessed During Collection Period          66      0.07%         $828,053.46     0.08%
     (L) Total Repossessed Vehicles in Inventory               112      0.12%       $1,404,263.78     0.14%

IV. INPUTS DERIVED FROM OTHER SOURCES
     (A) Collection Account Investment Income                                                                         $0.00
     (B) Reserve Account Investment Income                                                                       $24,713.27
     (C) Yield Supplement Account Investment Income                                                              $15,088.43
     (D) Trust Fees Expense                                                                                           $0.00
     (E) Aggregate Net Losses for Collection Period                                                              682,038.26
     (F) Liquidated Receivables Information
         (i) Gross Principal Balance on Liquidated Receivables                                                 1,689,872.78
         (ii) Liquidation Proceeds                                                                               804,912.95
         (ii) Recoveries from Prior Month Charge Offs                                                            202,921.57
     (G) Days in Accrual Period                                                                                          31
     (H) Deal age                                                                                                        17

                                                         MONTHLY COLLECTIONS

V. INTEREST COLLECTIONS
     (A) Total Interest Collections  (III(C)+E(i)-F(i)+F(ii)+G)                                               $3,578,173.06

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                          $44,529,361.60
     (B) Liquidation Proceeds  (IV(F(i)))                                                                        804,912.95
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                          0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                     202,921.57
                                                                                 -                         -----------------
     (E) Total Principal Collections   (A+B+C+D)                                                             $45,537,196.12

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                  $49,115,369.18

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                  $527,005.86

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                        $49,642,375.04

                                                        MONTHLY DISTRIBUTIONS

X. FEE DISTRIBUTIONS
     (A) Servicing Fee
         (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                   $869,164.34
         (ii)  Servicing Fee Paid                                                                                869,164.34
                                                                                                             --------------
         (iii) Servicing Fee Shortfall                                                                                $0.00
     (B) Reserve Account Investment Income (IV(B))                                                               $24,713.27
     (C) Yield Supplement Account Investment Income  (IV(C))                                                     $15,088.43
     (D) Trust Fees Expense (IV(D))                                                                                   $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
     (A) Interest
         (i) Class A-1 Notes
             (a)   Class A-1 Notes Interest Due                                                                      $0.00
             (b)  Class A-1 Notes Interest Paid                                                                       0.00
                                                                                                            ---------------
             (c) Class A-1 Notes Interest Shortfall                                                                  $0.00
         (ii) Class A-2 Notes
             (a)   Class A-2 Notes Interest Due                                                                $251,242.34
             (b)  Class A-2 Notes Interest Paid                                                                 251,242.34
                                                                                                            ---------------
             (c) Class A-2 Notes Interest Shortfall                                                                  $0.00
         (iii) Class A-3 Notes
             (a)   Class A-3 Notes Interest Due                                                                $690,150.00
             (b)  Class A-3 Notes Interest Paid                                                                 690,150.00
                                                                                                            ---------------
             (c) Class A-3 Notes Interest Shortfall                                                                  $0.00

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                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-3 Owner Trust
                                                    12/1/2004 through 12/31/2004

         (iv) Class A-4 Notes

             (a)   Class A-4 Notes Interest Due                                                                $967,083.18
             (b)  Class A-4 Notes Interest Paid                                                                 967,083.18
                                                                                                            ---------------
             (c) Class A-4 Notes Interest Shortfall                                                                  $0.00
         (v) Total Note Interest
             (a)   Total Note Interest Due                                                                   $1,908,475.52
             (b)  Total Note Interest Paid                                                                    1,908,475.52
                                                                                                            ---------------
             (c) Total Note Interest Shortfall                                                                       $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                        $0.00
Amount available for distributions after Fees &
       Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                             $46,864,735.18
     (B) Principal
         (i) Noteholders' Principal Distribution Amounts                                                    $44,546,098.10
         (ii) Class A-1 Notes Principal
             (a)   Class A-1 Notes Principal Due                                                                     $0.00
             (b)  Class A-1 Notes Principal Paid                                                                      0.00
                                                                                                            ---------------
             (c) Class A-1 Notes Principal Shortfall                                                                 $0.00
             (d) Reserve Account Withdrawal                                                                          $0.00
         (iii) Class A-2 Notes Principal
             (a)   Class A-2 Notes Principal Due                                                            $44,546,098.10
             (b)  Class A-2 Notes Principal Paid                                                             44,546,098.10
                                                                                                            ---------------
             (c) Class A-2 Notes Principal Shortfall                                                                 $0.00
             (d) Reserve Account Withdrawal                                                                          $0.00
         (iv) Class A-3 Notes Principal
             (a)   Class A-3 Notes Principal Due                                                                     $0.00
             (b)  Class A-3 Notes Principal Paid                                                                      0.00
                                                                                                            ---------------
             (c) Class A-3 Notes Principal Shortfall                                                                 $0.00
             (d) Reserve Account Withdrawal                                                                          $0.00
         (v) Class A-4 Notes Principal
             (a)   Class A-4 Notes Principal Due                                                                     $0.00
             (b)  Class A-4 Notes Principal Paid                                                                      0.00
                                                                                                            ---------------
             (c) Class A-4 Notes Principal Shortfall                                                                 $0.00
             (d) Reserve Account Withdrawal                                                                          $0.00
         (vi) Total Notes Principal
             (a)   Total Notes Principal Due                                                                 44,546,098.10
             (b)  Total Notes Principal Paid                                                                 44,546,098.10
                                                                                                            ---------------
             (c) Total Notes Principal Shortfall                                                                     $0.00
             (d) Reserve Account Withdrawal                                                                          $0.00

XII. RESERVE FUND DEPOSIT
     Amount available for deposit into reserve account                                                       $2,318,637.08
     Amount deposited into reserve account                                                                            0.00
     Excess Amount Released from Reserve Account                                                                      0.00
                                                                                                            ---------------
     Excess funds available to Certificateholders                                                             2,318,637.08
                                                                                                            ---------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
     (A) Interest
         (i)   Certificate Monthly Interest Due                                                                 $89,320.94
         (ii)   Certificate Interest Shortfall Beginning Balance                                                     $0.00
                                                                                                            ---------------
         (iii)   Total Certificate Interest Due                                                                 $89,320.94
         (iv)  Certificate Interest Paid                                                                         89,320.94
                                                                                                            ---------------
         (v) Certificate Interest Shortfall Ending Balance                                                           $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                                             $1,673,136.28
         (ii)   Certificate Principal Shortfall Beginning Balance                                                    $0.00
                                                                                                            ---------------
         (iii)   Total Certificate Principal Due                                                             $1,673,136.28
         (iv)  Certificate Principal Paid                                                                     1,673,136.28
                                                                                                            ---------------
         (v) Certificate Principal Shortfall Ending Balance                                                          $0.00
     (C) Release to Seller                                                                                     $556,179.86

                                                        DISTRIBUTIONS SUMMARY

     (A) Total Collections                                                                                  $49,642,375.04
     (B) Service Fee                                                                                           $869,164.34
     (C) Trustee Fees                                                                                                 0.00
     (D) Class A1 Amount                                                                                             $0.00
     (E) Class A2 Amount                                                                                    $44,797,340.44
     (F) Class A3 Amount                                                                                       $690,150.00
     (G) Class A4 Amount                                                                                       $967,083.18
     (H) Amount Deposited into Reserve Account                                                                       $0.00
     (I) Certificateholders                                                                                  $1,762,457.22
     (J) Release to seller                                                                                     $556,179.86
     (K) Total amount distributed                                                                           $49,642,375.04
     (L) Amount of Draw from Reserve Account                                                                          0.00
     (M) Excess Amount Released from Reserve Account                                                                  0.00

                                                   PORTFOLIO AND SECURITY SUMMARY

                                                                               Beginning                           End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                   of Period                       of Period
                                                                           ----------------------          ------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                     $1,004,302,214.65            $959,756,116.55
         (ii)   Note Pool Factor                                                       0.5524357                  0.5279323
         (iii)  Class A-1 Notes Balance                                                     0.00                       0.00
         (iv)   Class A-1 Notes Pool Factor                                            0.0000000                  0.0000000
         (v)    Class A-2 Notes Balance                                           198,349,214.65             153,803,116.55
         (vi)   Class A-2 Notes Pool Factor                                            0.3529345                  0.2736710
         (vii)  Class A-3 Notes Balance                                           387,000,000.00             387,000,000.00
         (viii) Class A-3 Notes Pool Factor                                            1.0000000                  1.0000000
         (ix)  Class A-4 Notes Balance                                            418,953,000.00             418,953,000.00
         (x) Class A-4 Notes Pool Factor                                               1.0000000                  1.0000000

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                                                 AMERICAN HONDA FINANCE CORPORATION
                                MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-3 Owner Trust
                                                    12/1/2004 through 12/31/2004

         (xi)   Certificates Balance                                               38,694,991.28              37,021,855.00
         (xii)    Certificates Pool Factor                                             0.7527096                  0.7201631
         (xiii)   Total Principal Balance of Notes and Certificates             1,042,997,205.93             996,777,971.55
     (B) Portfolio Information
         (i)   Weighted Average Coupon (WAC)                                               4.15%                      4.14%
         (ii)  Weighted Average Remaining Maturity (WAM)                                   36.19 months               35.24 months
         (iii) Remaining Number of Receivables                                            95,164                     93,492
         (iv)  Portfolio Receivable Balance                                    $1,042,997,205.93            $996,777,971.55
     (C) Outstanding Advance Amount                                                  $730,080.36                $667,166.77
     (D) Outstanding Payahead Balance                                                      $0.00                      $0.00

                                                         SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE ACCOUNT
     (A) Beginning Reserve Account Balance                                                                   $14,020,204.47
     (B) Draws                                                                                                         0.00
         (i)   Draw for Servicing Fee                                                                                  0.00
         (ii)  Draw for Interest                                                                                       0.00
         (iii) Draw for Realized Losses                                                                                0.00
     (C) Excess Interest Deposited into the Reserve Account                                                            0.00
     (D) Reserve Account Balance Prior to Release                                                             14,020,204.47
     (E) Reserve Account Required Amount                                                                      14,020,204.47
     (F) Final Reserve Account Required Amount                                                                14,020,204.47
     (G) Excess Reserve Account Amount                                                                                 0.00
     (H) Ending Reserve Account Balance                                                                       14,020,204.47

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
     (A) Beginning Yield Supplement Account Balance                                                            8,212,935.21
     (B) Investment Earnings                                                                                      15,088.43
     (C) Investment Earnings Withdraw                                                                             15,088.43
     (D) Additional Yield Supplement Amounts                                                                           0.00
     (E) Yield Supplement Deposit Amount                                                                         527,005.86
                                                                                                             ---------------
     (F) Ending Yield Supplement Account Balance                                                               7,685,929.35

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     (A) Liquidated Contracts
         (i)   Liquidation Proceeds                                                                             $804,912.95
         (ii) Recoveries on Previously Liquidated Contracts                                                      202,921.57
     (B) Aggregate Net Losses for Collection Period                                                              682,038.26
     (C) Net Loss Rate for Collection Period (annualized)                                                             0.80%
     (D) Cumulative Net Losses for all Periods                                                                 8,194,123.71

     (E) Delinquent Receivables                                              # Units            Dollar Amount
                                                                          -------------    ----------------------
         (i)  30-59 Days Delinquent                                       3,147   3.37%    $34,971,298.13   3.51%
         (ii)  60-89 Days Delinquent                                        528   0.56%     $5,862,533.87   0.59%
         (ii) 90 Days or More Delinquent                                    127   0.14%     $1,452,577.84   0.15%

XVIII. REPOSSESSION ACTIVITY                                                  # Units           Dollar Amount
                                                                           ------------     ---------------------
     (A) Vehicles Repossessed During Collection Period                       66   0.07%       $828,053.46   0.08%
     (B) Total Repossessed Vehicles in Inventory                            112   0.12%     $1,404,263.78   0.14%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i) Second Preceding Collection Period                                                                       0.71%
         (ii) Preceding Collection Period                                                                             0.55%
         (iii) Current Collection Period                                                                              0.80%
         (iv) Three Month Average (Avg(i,ii,iii))                                                                     0.69%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
           Outstanding Balance of Receivables.
         (i) Second Preceding Collection Period                                                                       0.87%
         (ii) Preceding Collection Period                                                                             0.87%
         (iii) Current Collection Period                                                                              0.82%
         (iv) Three Month Average (Avg(i,ii,iii))                                                                     0.85%

     (C) Loss and Delinquency Trigger Indicator                                                     Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             By: /s/  John I. Weisickle
             -----------------------
             John I. Weisickle,
             Vice President